                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant   [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement        [ ]  Confidential, for Use of the
[ ] Definitive Proxy Statement              Commission Only (as permitted
[ ] Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               FWB BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total Fee Paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
          ----------------------------------------------

     2.   Form, Schedule or Registration Statement No.:
          ----------------------------------------------

     3    Filing Party:
          ----------------------------------------------

     4.   Date Filed:
          ----------------------------------------------

                              [COMPANY LETTERHEAD]



                                 March 17, 1997



Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of FWB Bancorporation (the "Company") to be held at GrandBank, 1800 Rockville Pike, Rockville, Maryland on Thursday, April 17, 1997 at 10:00 A.M.

     The Annual Meeting has been called for the election of six directors, the consideration of seven amendments to the Company's Articles of Incorporation, including amendments to change the Company's name, to increase the number of authorized shares of common stock, and to authorize a new class of preferred stock, among others, and the ratification of the appointment of the Company's independent auditors for the 1997 fiscal year. Enclosed is a proxy statement, a proxy card and an Annual Report to Stockholders for the 1996 fiscal year. Directors and officers of the Company, as well as a representative of Stegman & Company, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                         Sincerely,



                                         Steven K. Colliatie
                                         President and Chief Executive Officer

                               FWB BANCORPORATION
                              1800 Rockville Pike
                           Rockville, Maryland  20852
                                 (301) 770-1300

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       TO BE HELD ON APRIL 17, 1997
------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of FWB Bancorporation (the "Company") will be held at GrandBank, 1800 Rockville Pike, Rockville, Maryland at 10:00 A.M. on Thursday, April 17, 1997.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of six (6) directors of the Company to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified;

     2. The amendment of Article SECOND of the Articles of Incorporation of the Company (the "Articles of Incorporation") to change the name of the Company to "GrandBanc, Inc.";

     3. The amendment of Article SIXTH of the Articles of Incorporation to increase the total number of shares of capital stock that the Company is authorized to issue; to increase the total number of shares of Common Stock that the Company is authorized to issue to twenty million (20,000,000); and to authorize the issuance of up to two million five hundred thousand (2,500,000) shares of preferred stock, the terms of which may be determined by the Board of Directors at the time of issuance, and to eliminate the existing class of preferred stock;

     4. The amendment of Article EIGHTH of the Articles of Incorporation to require written notice of a stockholder's intent to make any nomination for director or to seek action on any business matter at a meeting of stockholders;

     5. The amendment of Article EIGHTH of the Articles of Incorporation to state in the Articles of Incorporation the two-thirds vote required by current Maryland law for approval of business combination transactions;

     6. The amendment of Article SEVENTH to state in the Articles of Incorporation the vote required for the removal of directors by a vote of stockholders;

     7. The amendment of Article EIGHTH of the Articles of Incorporation to require a supermajority vote to amend certain provisions of the Articles of Incorporation;

     8. The amendment of Article EIGHTH to require the consideration of noneconomic factors in respect of any proposed business combination transaction;

     9. The ratification of the appointment of Stegman & Company, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 1997; and

     10. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.
Stockholders of record at the close of business on March 7, 1997 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    David L. Erickson, Secretary

Rockville, Maryland
March 17, 1997


-------------------------------------------------------------------------------
      IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE
         EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A
      QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
            NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                                PROXY STATEMENT
                                ---------------
                                       OF
                               FWB BANCORPORATION
                              1800 ROCKVILLE PIKE
                           ROCKVILLE, MARYLAND  20852

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 17, 1996
                       --------------------------------

GENERAL

     This Proxy Statement is furnished to stockholders of FWB Bancorporation, a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at GrandBank (the "Bank"), 1800 Rockville Pike, Rockville, Maryland, on Thursday, April 17, 1997, at 10:00 A.M. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 17, 1997.

VOTING AND PROXIES

     Stockholders of record of the common stock, $.10 par value, of the Company (the "Common Stock"), as of the close of business on March 7, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 4,040,915 shares of Common Stock outstanding and entitled to vote, held by approximately 437 holders of record. Each share is entitled to one vote on all matters submitted to the vote of stockholders, including the election of directors. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Shares represented by a properly executed and unrevoked proxy received in time to be voted at the Annual Meeting will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted "FOR" (i) each of the nominees for election as director set forth below;
(ii) the amendment of Article SECOND of the Articles of Incorporation of the Company (the "Articles of Incorporation") to change the name of the Company to "GrandBanc, Inc."; (iii) the amendment of Article SIXTH of the Articles of Incorporation to increase the total number of shares of capital stock that the Company is authorized to issue; to increase the total number of shares of Common Stock that the Company is authorized to issue to twenty million (20,000,000); and to authorize the issuance of up to two million five hundred thousand (2,500,000) shares of preferred stock, the terms of which may be determined by the Board of Directors at the time of issuance, and to eliminate the existing class of preferred stock; (iv) the amendment of Article EIGHTH of the Articles of Incorporation to require advance written notice of a stockholder's intent to make any nomination for director or to seek action on any business matter at a meeting of stockholders; (v) the amendment of Article EIGHTH of the Articles of Incorporation to state in the Articles of Incorporation the two-thirds vote required under current Maryland law for approval of business combination transactions; (vi) the amendment of Article SEVENTH of the Articles of Incorporation to state in the Articles of Incorporation the vote required for the removal of directors by a vote of stockholders; (vii) the amendment of Article EIGHTH of the Articles of Incorporation to require a supermajority vote to amend certain provisions of the Articles of Incorporation; (viii) the amendment of Article EIGHTH to require the consideration of noneconomic factors in respect of any proposed business combination; and (ix) ratification of the appointment of Stegman & Company, L.L.C. as the Company's independent auditors for the 1996 fiscal year. The proxy also confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable or refuses to serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.

     Shares represented by proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted, will not be counted as votes cast. Shares represented by proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not, by itself, revoke such stockholder's proxy.

COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Company's Common Stock outstanding at the Record Date, as well as information as to the Common Stock beneficially owned by each of the Company's directors including the Chief Executive Officer, and all of the Company's directors and executive officers as a group.

                                                       SHARES OF COMMON STOCK
                    NAME                      BENEFICIALLY OWNED AT RECORD DATE(1)(2)    PERCENT OF CLASS(3)
--------------------------------------------  -----------------------------------------  ----------------------
DIRECTORS
Abbey J. Butler                                                           357,500(2)(4)                   8.83%
207 Dune Road
Westhampton Beach, NY  11978
Steven K. Colliatie                                                        61,349(2)                      1.50%
Melvyn J. Estrin                                                          726,704(2)(5)                  17.95%
6508 Kenhill Road
Bethesda, MD  20817
Nella C. Manes                                                            114,890(2)                      2.84%
Avis Y. Pointer                                                            11,244(2)                       .28%
Joan H. Schonholtz                                                        363,181(2)(6)                   8.97%
10839 Lockland Road
Potomac, MD  20854
All, directors and executive officers as a                              1,634,868(2)                     39.50%
 group (7 persons)
BENEFICIAL OWNERS OF GREATER THAN FIVE
 PERCENT OF THE COMMON STOCK
Abod Enterprises                                                          254,428                         6.30%
15756 Cherry Blossom Lane
North Potomac, MD  20878
Joel and Sharon Comiteau                                                  350,000                         8.66%
30 Stone Drive
West Orange, NJ 07052

     (Footnotes appear on the following page)

     (Footnotes continued from the preceding page)

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within sixty days of the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals exercise sole voting and investment power over the shares of the Common Stock.
(2)  Includes 7,500, 60,000, 7,500, 7,500, 7,500, 7,500 and 97,500 shares which
     Directors Butler, Colliatie, Estrin, Manes, Pointer and Schonholtz and all directors and executive officers as a group, respectively, have the right to acquire upon the exercise of options exercisable within sixty days of the Record Date.
(3) Represents percentage of 4,040,915 shares issued and outstanding as of the Record Date, except with respect to persons beneficially owning options exercisable within sixty days of the Record Date, in which event represents percentage of shares issued and outstanding as of the Record Date plus the number of shares with respect to which such person holds options exercisable within sixty days of the Record Date.
(4) Includes 150,000 shares owned by C.B. Equities Retirement Trust, of which Mr. Butler is co-trustee.
(5) Includes 60,000 shares owned by the Sidney Goldstein Family Trust, of which Mr. Estrin is trustee, 77,332 shares owned by the Estrin Grandchildren Trust, 35,000 shares owned by the Lemer Grandchildren Trust of which Mr. Estrin is co-trustee, and 546,372 shares owned by the Estrin Family Limited Partnership which Mr. Estrin controls.
(6)  Includes 74,126 shares owned by the husband of Ms. Schonholtz.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of six members. The Board has set the size of the Board of Directors to be elected at the Annual Meeting at six. If elected at the Annual Meeting, the nominees of the Board of Directors listed below will hold office until the Annual Meeting of Stockholders to be held in 1998, or until their successors have been duly elected and qualified. Under Maryland law, directors are elected by a majority of the votes cast at the Annual Meeting by holders of shares entitled to vote on the election of directors.

     Unless otherwise directed in the enclosed form of proxy, the persons named in such proxy will vote "FOR" the election of each of the named nominees. If any of the nominees is unable to serve, the persons named as proxy will vote shares represented by properly executed proxies which have not been revoked for the election of such substitute nominee or nominees as the Board of Directors, in its discretion, may determine, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth, for each nominee, his or her name, age as of the Record Date and the year he or she first became a director of the Company. The current term of each director ends in 1997. Each director of the Company also is a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption.

         NAME           AGE AS OF THE RECORD DATE  DIRECTOR SINCE(1)
----------------------  -------------------------  -------------------
Abbey J. Butler                                59                 1993
Steven K. Colliatie                            45                 1993
Melvyn K. Estrin                               54                 1993
Nella C. Manes                                 76                 1979
Avis Y. Pointer(2)                             58                 1979
Joan H. Schonholtz                             63                 1979


(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Ms. Pointer resigned from the Board of Directors in 1993 and was reappointed in 1994.

     Presented below is certain additional information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     ABBEY J. BUTLER is Co-Chairman and Co-Chief Executive Officer of FoxMeyer Health Corporation (formerly National Intergroup, Inc.), a New York Stock Exchange listed corporation, a position he has held since 1991. During 1996, FoxMeyer Health Corporation filed a petition under Chapter 11 of the federal bankruptcy laws. Mr. Butler is also President and Director of C.B. Equities, Corp., a private investment company.

     STEVEN K. COLLIATIE has been President and Chief Executive Officer of the Company since 1992 and of the Bank since 1991. Prior to that time, Mr. Colliatie was President of First Liberty National Bank in Washington, D.C. from 1989 to 1991.

     MELVYN J. ESTRIN is Co-Chairman and Co-Chief Executive Officer of FoxMeyer Health Corporation, a position he has held since 1991. During 1996, FoxMeyer Health Corporation filed a petition under Chapter 11 of the federal bankruptcy laws. Mr. Estrin is also Chairman of the Board of University Research Corporation, a government contracting company.

     NELLA C. MANES has been President of NCM, Inc., a real estate investment company, since 1991. Prior to that time, Ms. Manes was President of N. Manes, Inc., an advertising and public relations firm. Ms. Manes also served as Treasurer of the Bank from 1983 to 1994.

     AVIS Y. POINTER has been President of Quantum Leap, Inc. since April 1, 1995. Prior to that, she was Vice President of The National Medical Association from 1983 to July 1, 1995, and from 1980 to 1993, she served as Associate Vice President of Howard University.

     JOAN H. SCHONHOLTZ is Chairman of the Board of the Company and the Bank. Ms. Schonholtz was Secretary/Treasurer of Schonholtz & Magee, M.D., Orthopedics P.A. from 1977 to June 15, 1995, at which time she retired from that position.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

       NAME          AGE AS OF THE RECORD DATE           POSITION
-------------------  -------------------------  ---------------------------
David L. Erickson                           48    Chief Financial Officer
                                                            and
                                                        Secretary

     DAVID L. ERICKSON has served as Chief Financial Officer and Secretary of the Company and the Bank since October 1996. Prior to joining the Bank, Mr. Erickson served as Chief Financial Officer of Greater Atlantic Savings Bank from 1995 to 1996, as Senior Vice President of Operations of the Prudential Preferred Properties from 1992 to 1995 and as Chief Financial Officer of Zalco Realty, Inc. from 1990 to 1992. From 1983 to 1990 Mr. Erickson served as an Executive Officer and Director of TrustBank Savings, F.S.B.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. During 1996, the Board of Directors of the Company held eleven meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's Board meetings and committee meetings on which such director served during fiscal 1996. The Board of Directors of the Company has standing Audit and Compensation Committees.

     The Audit Committee of the Board of Directors has the general responsibility of supervising, on behalf of the Board of Directors, the performance of the auditing functions of the Bank and the Company. The Audit Committee reviews the internal audit program of the Bank and meets with the Bank's internal auditor to discuss internal auditing procedures. The Audit Committee held four meetings during 1996. The Audit Committee is currently comprised of all members of the Board of Directors.

     The Compensation and Stock Option Committee of the Company's Board of Directors has the general responsibility of reviewing the compensation and benefits for all employees of the Company and the Bank and specifically reviewing the individual salaries and benefits of officers of the Company and the Bank. The Compensation and Stock Option Committee is currently comprised of Melvyn Estrin, Chairman, Abbey J. Butler and Joan H. Schonholtz. The Committee held one meeting during 1996.

     The Company's Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements currently set forth in the bylaws of the Company. If amendment number three to the Articles of Incorporation is approved at the Annual Meeting, stockholder nominations and proposals will have to comply with the provisions thereof. The Nominating Committee met once during 1996.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for fiscal 1996, 1995, and 1994 paid to the Company's Chief Executive Officer. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 1996 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                                        Long-Term Compensation
                                                                                        -----------------------
                                            Annual Compensation                          Awards                  Payouts
                                            -------------------                       ------------             ------------
                                                                          Restricted   Securities
Name and Principal                                       Other Annual       Stock      Underlying      LTIP     All Other
Position                      Year   Salary    Bonus   Compensation(1)      Awards    Options (#)    Payouts   Compensation
----------------------------  ----  --------  -------  -----------------  ----------  ------------   --------  ------------
Steven K. Colliatie           1996  $150,706  $13,598                 --          --        15,000         --        $7,725
 President and Chief          1995   118,847       --                 --          --            --         --         6,550
  Executive Officer           1994   111,328       --                 --          --        45,000         --         6,539


---------------------------

(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1996 did not exceed 10% of the executive officer's salary and bonus.

FISCAL YEAR-END OPTION VALUE

     The following table sets forth information concerning the number and potential realizable value at the end of the fiscal year of options held by the Company's Chief Executive Officer. No options were granted to or exercised by the Company's Chief Executive Officer during fiscal 1996.

                       NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                         UNEXERCISED OPTIONS/SARS AT     IN-THE-MONEY OPTIONS/SARS AT
                              FISCAL YEAR END(#)              FISCAL YEAR END ($)
        NAME              EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
---------------------  --------------------------------  -----------------------------
Steven K. Colliatie                          60,000/--                     $33,750/--

                            _______________________

(1) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at December 31, 1996 ($2.50), which was the closing bid price of the Common Stock on December 31, 1996 as reported in The Washington
     Post) and the exercise price of the options.

DIRECTOR COMPENSATION

     Directors did not receive a retainer or fees for attendance at full Board or committee meetings during 1996.

     The Company has adopted a stock option plan for all directors who are not also employees of the Company or the Bank. On May 12, 1994, all directors were each granted options for 5,000 shares of Common Stock and, on an annual basis commencing on May 12, 1995, directors are granted options to purchase 2,500 shares of the Common Stock at an exercise price equal to the fair market value as of the date of grant. Each option granted becomes exercisable one year from the date of grant. Directors who are officers of the Company or the Bank are eligible to participate in the Company's 1994 Incentive Stock Option Plan.

CERTAIN TRANSACTIONS

     The Company and the Bank have had in the past, and expect to have in the future, banking transactions in the ordinary course of business with directors and executive officers of the Company and the Bank. All such transactions are effected in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, do not involve more than the normal risk of collectibility or present other unfavorable features.

     Directors and executive officers of the Company and their related interests purchased an aggregate of 258,666 shares of newly issued Common Stock in the Company's private placement of 666,667 shares of Common Stock, completed in September 1996. The purchase price per share of Common Stock was three dollars ($3.00) per share.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

     Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent stockholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

              PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION

     The Board of Directors has proposed seven amendments to the Articles of Incorporation of the Company, and has directed that the proposed amendments be submitted to the stockholders for their approval. If adopted, the amendments would have the effect of: (i) amending Article SECOND of the Articles of Incorporation to change the name of the Company to "GrandBanc, Inc."(ii) amending Article SIXTH of the Articles of Incorporation to increase the total number of shares of capital stock that the Company is authorized to issue; to increase the total number of shares of Common Stock that the Company is authorized to issue to twenty million (20,000,000); and to authorize the issuance of up to two million five hundred thousand (2,500,000) shares of preferred stock, the terms of which may be determined by the Board of Directors at the time of issuance, and to eliminate the existing class of preferred stock;
(iii) amending Article EIGHTH of the Articles of Incorporation to require advance written notice of a stockholder's intent to make any nomination for director or to seek action on any business matter at a meeting of stockholders;
(iv) amending Article EIGHTH of the Articles of Incorporation to state in the Articles of Incorporation the two-thirds vote required under current Maryland law for approval of business combination transactions; (v) amending Article SEVENTH of the Articles of Incorporation to state in the Articles of Incorporation the vote required for the removal of directors by a vote of stockholders; (vi) amending Article EIGHTH of the Articles of Incorporation to require a supermajority vote to amend certain provisions of the Articles of Incorporation; and (vii) amending Article EIGHTH to require the consideration of noneconomic factors in respect of any proposed business combination. The full texts of the amendments are set forth in Exhibit A to this Proxy Statement.

     THE BOARD OF DIRECTORS BELIEVES ALL OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF EACH AMENDMENT.

     AMENDMENT NUMBER 1.  AMENDMENT TO CHANGE THE NAME OF THE COMPANY.

     The Board of Directors has proposed changing the name of the Company from its current name, "FWB Bancorporation" to "GrandBanc, Inc." The Company has caused the name of the Bank to be changed from "FWB Bank" to "GrandBank" effective in March 1997. The Board of Directors believes that the current name of the Company and the former name of the Bank, which are commonly known to have origins in the Bank's original name, "First Women's Bank," restrict the Company's and Bank's ability to expand because of popular perceptions that they do not seek to service the entire business community. While the Company and the Bank intend to continue their special commitment to the needs of women owned and operated businesses, their current business base and strategy encompasses the servicing of businesses and consumers without regard to gender. The Board of Directors believes that the change of name will better reflect the Company's business and will enable it to enhance its growth opportunities.

     AMENDMENT NUMBER 2. AMENDMENT TO INCREASE THE CAPITAL STOCK OF THE COMPANY AND AUTHORIZATION OF ADDITIONAL COMMON STOCK AND PREFERRED STOCK.

     The Company is currently authorized to issue seven million five hundred thousand (7,500,000) shares of common stock, par value $.10 per share ("Common Stock"), of which 4,040,915 were outstanding as of the Record Date and two million (2,000,000) shares of Convertible Cumulative Participating Preferred Stock, no par value ("Convertible Preferred"), none of which were outstanding as of the Record Date. As of the Record Date, there were also options, warrants and other rights to purchase 97,500 shares of Common Stock outstanding, not including the shares which may be issued in connection with the Bank's credit card operations subsidiary, described below. The proposed amendment would increase the total number of shares of stock of all classes from nine million five hundred thousand (9,500,000) to twenty two million five hundred thousand (22,500,000), twenty million (20,000,000) of which will be Common Stock, and two million five hundred thousand (2,500,000) of which will be a new series of undesignated preferred stock, par value $.01 per share ("Preferred Stock"). The Convertible Preferred would be eliminated.

     If the amendment is approved by the stockholders, the Board of Directors could, by resolution and without further action by the stockholders, from time to time, (i) issue the additional shares of Common Stock, and (ii) issue the Preferred Stock, in one or more classes or series, with such designations, voting powers, preferences, participation, redemption, sinking fund, conversion, dividend and other optional or special rights, and such restrictions, limitations and qualifications, as the Board of Directors may determine. Provisions of the Preferred Stock which the Board of Directors would be able to set include, but would not be limited to: the number of shares in each series; the dividend rate, if any, on such series; the redemption price, if any, for shares of such series, if such series is determined to be redeemable; sinking fund provisions, if any; amounts to be paid in respect of liquidation proceeds or dividends prior to or in preference of other classes of stock issued by the Company, if any; the voting rights, if any, of such series; and the terms and conditions, if any, upon which shares of such series may be converted into shares of any other series of capital stock or other securities of the Company.

     The Board of Directors believes that it is desirable to authorize the additional shares of Common Stock and the shares of Preferred Stock in order to enable the Company to meet possible contingencies or opportunities in which the issuance of additional shares of Common Stock or Preferred Stock may be advisable, such as in the case of acquisition or financing transactions. Shares of Common Stock and/or Preferred Stock could be issued to stockholders of another institution enabling the Company to acquire such other institution without the expenditure of any cash. Shares of Common Stock and/or Preferred Stock also could be sold in a public or private transaction to enable the Company to engage in acquisition activity, to expand the Company's ability to engage in lending activities, or for other corporate purposes. Having additional shares of Common Stock and shares of Preferred Stock available for issuance would give the Company greater flexibility than it presently has in such situations, in that it would be able to avoid the expense and delay of calling a meeting of stockholders at the time the contingency or opportunity arises. Any issuance of Common Stock or Preferred Stock could have a dilutive effect on the existing holders of Common Stock. Except for outstanding options under the Company's option plans and an agreement with a third party financial services product company relating to the Bank's credit card operations, pursuant to which the third party may be required to purchase an aggregate of one million dollars ($1,000,000) of Common Stock when the Bank's credit card receivables portfolio reaches certain levels, the Company has no current plans, agreements or understandings pursuant to which it would issue any shares of Common Stock or Preferred Stock.

     The existence of authorized shares of Common Stock and Preferred Stock could have the effect of rendering more difficult or discouraging hostile takeover attempts or of facilitating a negotiated acquisition of the Company. Shares of Preferred Stock, having such rights as the Board of Directors deems appropriate in response to the then current situation, could be issued to a third party seeking to acquire control of the Company as a means of facilitating such attempt. Alternatively such shares, which may be convertible into shares of Common Stock, could be issued to the Company's stockholders or to a third party in an attempt to frustrate or render more expensive a hostile acquisition of the Company. The Company is not aware of any existing or planned effort on the part of any person to accumulate material amounts of voting stock or to acquire the Company by means of a merger, tender offer, solicitation of proxies in opposition to management, or otherwise, to change the Company's management, or to acquire substantially all of the assets of the Company.

     AMENDMENT NUMBER 3. AMENDMENT TO REQUIRE ADVANCE WRITTEN NOTICE OF STOCKHOLDER PROPOSALS AND NOMINATIONS.

     This proposed amendment would add a new Section 6 to Article EIGHTH of the Company's Charter. It would require that any stockholder entitled to vote at a meeting of stockholders who desires to bring up any new business at an annual meeting, but who does not seek to have such proposal included in the proxy materials prepared by the Company, give notice to the Company of such business not less than ninety (90) days before the first anniversary date of the prior year's annual meeting, or if the annual meeting is advanced by more than thirty
(30) days or delayed by more than sixty (60) days from the anniversary of the prior year's meeting, then the stockholder must give notice by the later of sixty (60) days prior to the date of the annual meeting or ten (10) days after the date on which notice of the meeting is first given to stockholders.

     Notice of proposals for business matters must contain information regarding the identity and beneficial share ownership of the stockholder making the proposal, a description of the business desired to be brought before the meeting and the reasons therefor, any agreements, arrangements or understandings with any other person with respect to the proposal, and any material interest of the stockholder in the matter.

     The amendment would also require that any stockholder entitled to vote at a meeting of stockholders who desires to make any nomination for election as a director at an annual meeting, but who does not seek to have such nomination included in the proxy materials prepared by the Company, give notice to the Company of such nomination not less than ninety (90) days before the first anniversary date of the prior year's annual meeting, or if the annual meeting is advanced by more than thirty (30) days from the anniversary of the prior year's meeting, then the stockholder must give notice by the later of sixty (60) days prior to the date of the annual meeting or ten (10) days after the date on which notice of the meeting is first given to stockholders. In respect of stockholder nominations to be made at a special meeting, notice must be received not later than ten (10) days following the date on which notice of the meeting was first given to stockholders.

     The required notice of a nomination must contain information about the nominee, including information regarding his or her identity and occupation, beneficial ownership of the Company's securities, information comparable to that which would be required in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended, including information regarding any agreements, arrangements or understandings with any other person with respect to the nomination, and information regarding the identity and beneficial share ownership of the person making the nomination.

     Notice of a meeting is deemed to be first given to stockholders as of the earlier of the date definitive proxy materials with respect to the meeting are filed with the Securities and Exchange Commission, and the date on which the date of the meeting is first announced by press release or letter to stockholders. If a stockholder notice is not given in proper form and in a timely manner, the matter will be laid over until the next meeting of stockholders held more than 30 days following the meeting at which the nomination or proposal was made.

     The Board of Directors has proposed the amendment as a means of preventing hostile parties seeking to acquire the Company, alter the Articles of Incorporation, or take other action not proposed by the Board of Directors or presented to stockholders in proxy materials, from presenting motions at meetings of stockholders without the Company's having had the ability to prepare a response or the stockholders' having had the opportunity to consider the matter in advance. The Company currently has comparable provisions regarding stockholder nominations and business in its bylaws. However, the Board of Directors believes that it is appropriate to relocate such provisions to the Articles of Incorporation in order to make it more difficult for hostile parties to change or eliminate those requirements without a vote of stockholders, thus better serving the purposes intended to be achieved by the notice provisions.

     Currently, stockholders who wish to have proposals for new business or nominations acted upon at a meeting and to have such proposal or nomination included in the proxy materials prepared by the Company can do so by submitting them to the Company in the case of any annual meeting, at least 120 days in advance of the anniversary of the date of the Company's proxy statement in respect of the last annual meeting. Stockholders who wish to solicit proxies in opposition to management of the Company must generally file solicitation materials with the Securities and Exchange Commission.

     While the Board of Directors is unaware of any intention on the part of any person to acquire a significant number of shares of the Company's securities, to otherwise obtain control of the Company, or to propose any action which the Board believes is not in the best interests of the Company, the Board believes that reducing the possibility of surprise proposals at meetings of stockholders by persons who have not sought inclusion of such proposals in the Company's proxy materials, and who have not sought to solicit proxies or were not required to file soliciting materials with the Securities and Exchange Commission, will better enable the Board of Directors to deal with possible attempts to acquire or alter the course of the Company.

     AMENDMENT NUMBER 4. AMENDMENT TO STATE IN THE ARTICLES OF INCORPORATION THE TWO-THIRDS VOTE REQUIRED BY CURRENT MARYLAND LAW FOR APPROVAL OF BUSINESS COMBINATIONS.

     Under Maryland law, the approval of any merger, consolidation, share exchange, sale or lease of all or substantially all of the assets of the Company, or similar business combination transaction requires the affirmative vote of not less than two-thirds of the votes entitled to be cast, except that in certain circumstances where the Company would be the surviving company from the transaction, no vote of stockholders is required and in certain circumstances a higher vote and/or class votes are required.

     Under the proposed amendment, Article EIGHTH of the Articles of Incorporation would be amended to expressly state this requirement in the Articles of Incorporation, by adding a new Section 7 providing that where any proposed business combination transaction is submitted for the approval of stockholders, then in addition to any other vote required by law or by the Board of Directors, the affirmative vote of two-thirds of the outstanding shares of each class or series of capital stock of the Corporation entitled to vote on such transaction or agreement is required to authorize and approve any such transaction. The Board of Directors believes that it is prudent to include this provision in the Articles of Incorporation to protect against a possible change in law which might reduce the vote required to approve a business combination.

     AMENDMENT NUMBER 5. AMENDMENT TO REQUIRE A SUPERMAJORITY VOTE TO REMOVE A DIRECTOR.

     The Bylaws of the Company currently provide that a director may be removed, with or without cause, upon the vote of a majority of the votes entitled to be cast in the election of directors. Under the proposed amendment the Articles of Incorporation would be amended by amending Article SEVENTH to provide that a director may be removed, without cause, only upon the affirmative vote of 80% of the votes entitled to be cast in the election of directors, or, with cause, upon the affirmative vote of a majority of the votes entitled to be cast in the election of directors. The amendment also defines cause to mean conviction of a crime involving a felony, fraud, embezzlement, perjury or the like; any breach of fiduciary duty involving personal profit or misappropriation of funds or property of, or entrusted to, the Company, the Bank or other direct or indirect subsidiary; or the receipt of any written order, agreement, memorandum or other requirement from any regulatory agency having jurisdiction over the Company, the Bank or other direct or indirect subsidiary requiring the termination or resignation of such director.

     The Board of Directors has proposed the amendment in order to protect the Company against a change of the Board of Directors resulting from unsolicited acquirors or other persons whose interests are opposed to the interests of the Company and its stockholders. The Board has not suggested increasing the vote required to remove a director with cause and has provided a definition of cause to provide certainty for directors and stockholders. The amendment will not affect the ability of stockholders to not reelect any director at an election of directors.

     AMENDMENT NUMBER 6. AMENDMENT TO REQUIRE A SUPERMAJORITY VOTE TO AMEND CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION.

     The Articles of Incorporation currently provide that amendments to the Articles of Incorporation may be made if approved by at least a majority of the aggregate votes entitled to be cast in respect of the amendment. The current provision varies from general Maryland law which provides that unless the charter of a corporation otherwise provides, charter amendments require the affirmative vote of two-thirds of the votes entitled be cast.

     Under the proposed amendment, Section 5 of Article EIGHTH would be amended to provide that where the vote of stockholders is required to amend the Articles of Incorporation, then in addition to any other vote required by law, two-thirds of the votes entitled to be cast would be required to amend the Articles of Incorporation in any manner, except that an amendment to Article SIXTH of the Articles of Incorporation which has the effect of increasing the number of shares of authorized capital stock would continue to require the vote of only a majority of the votes entitled to be cast, and the vote required to amend Article SEVENTH, relating to the Board of Directors, and the vote required to amend Section 5 of Article EIGHTH would be eighty percent (80%) of the votes entitled to be cast. The requirement of a two-thirds vote would bring the Company into accordance with the general corporate law provision in Maryland and would prevent a stockholder or group of stockholders with a majority of the voting power from avoiding any of the supermajority or other provisions of the Articles of Incorporation or the proposed amendments by simply repealing them.

     AMENDMENT NUMBER 7. AMENDMENT TO REQUIRE THE BOARD OF DIRECTORS TO CONSIDER NONECONOMIC FACTORS IN CONNECTION WITH BUSINESS COMBINATION TRANSACTIONS.

     The Board of Directors has proposed the amendment of Article EIGHTH of the Articles of Incorporation by adding a new Section 8 which would expressly require the Board of Directors, in evaluating any offer relating to a tender or exchange offer for Company securities, an offer of merger, consolidation or share exchange, the purchase of all or substantially all of the assets of the Company or for any similar transaction, to consider all relevant factors, including, without limitation, the social and economic effects of the proposed transaction on the depositors, employees, customers and other constituents of the Company and its subsidiaries and of the customers and communities in which the Company and its subsidiaries operate or are located, the business reputation of the other party, and the Board of Directors' evaluation of the value of the Company in a freely negotiated sale and of the future prospects of the Company as an independent entity. No comparable provision currently exists in the Articles of Incorporation or the Bylaws of the Company.

     Although the Board of Directors believes that it would be entitled to consider the interests of such constituencies even in the absence of the proposed amendment, it believes that inclusion of the amendment will further evidence the commitment of the Company to serving the communities in which it and the Bank are located and the sense of partnership with the communities served by the Company and the Bank. The consideration of the social and economic impact of a business combination transaction on groups other than stockholders could result in the Board of Directors' electing not to seek or approve a business combination transaction, and to retain the Company's independence, where such a transaction might be in the immediate interests of stockholders.

     NO DISSENTER'S RIGHTS OF APPRAISAL

     Dissenters' rights of appraisal will not be available under Maryland law with respect to the proposed amendments.

     VOTE REQUIRED

     Approval of each of the proposed amendments requires the affirmative vote of the holders of at least a majority of the Common Stock entitled to vote. Directors and executive officers of the Company having the power to vote or direct the voting of 1,537,368 outstanding shares, representing 38.05% of the shares outstanding as of the Record Date have, indicated that they intend to vote in favor of each of the proposed amendments.

     EFFECTIVENESS OF THE AMENDMENTS

     The proposed amendments that receive the affirmative vote of the holders of at least a majority of the Common Stock entitled to vote will become effective upon filing of appropriate articles of amendment with the Maryland State Department of Assessments and Taxation.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has selected Stegman & Company, L.L.C., independent public accountants, to be its auditors for the 1997 fiscal year, subject to ratification by the Company's stockholders. Stegman and Company has audited the financial statements of the Company for each year since 1991. A representative of Stegman & Company, L.L.C. will be present at the Annual Meeting to respond to stockholders' questions, and will have the opportunity to make a statement if he or she so desires.

     The appointment of the auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stegman & Company, L.L.C..

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1996 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 1800 Rockville Pike, Rockville, Maryland 20852 no later than November 15, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Any proposal by a stockholder to bring up any matter of business at the Annual Meeting or to nominate any person for election as a director at the Annual Meeting, which will not be included in the Company's proxy materials, must have been received by the Company not later than January 16, 1998, subject to change to a later date in the event that the date of the 1998 Annual Meeting of Stockholders varies significantly from the date of the Annual Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: SECRETARY, FWB BANCORPORATION, 1800 ROCKVILLE, PIKE, ROCKVILLE, MARYLAND 20852.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    David L. Erickson, Secretary

Rockville, Maryland
March 17, 1997

                                   EXHIBIT A

     AMENDMENT NUMBER 1.  AMENDMENT TO CHANGE THE NAME OF THE COMPANY.

     Delete current Article SECOND in its entirety and amend to read in its entirety as follows:

     SECOND: The name of the corporation (hereinafter referred to as the "Corporation") is: "GrandBanc, Inc.".

     AMENDMENT NUMBER 2. AMENDMENT TO INCREASE THE CAPITAL STOCK OF THE COMPANY AND AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK AND PREFERRED STOCK.

     Delete current Article SIXTH in its entirety and amend to read in its entirety as follows:

     SIXTH: The total number of shares of stock of all classes that the Corporation has authority to issue is twenty two million five hundred thousand shares (22,500,000), consisting of twenty million (20,000,000) shares of common stock, par value $.10 per share, and two million five hundred thousand (2,500,000) shares of preferred stock, par value $.01 per share, amounting in aggregate par value to two million twenty five thousand dollars ($2,025,000).

     The shares of authorized common stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

     The Board of Directors, by action of a majority of the full Board of Directors, shall have the authority to issue the shares of preferred stock from time to time on such terms as it may determine, and to divide the preferred stock into one or more classes or series, and, in connection with the creation of such classes or series to fix by resolution or resolutions the designations, voting powers, preferences, participation, redemption, sinking fund, conversion, dividend, and other optional or special rights of such classes or series, and the qualifications, limitations or restrictions thereof.

     AMENDMENT NUMBER 3. AMENDMENT TO REQUIRE ADVANCE WRITTEN NOTICE OF STOCKHOLDER PROPOSALS AND NOMINATIONS.

     Add a new Section 6 to Article EIGHTH reading in its entirety as follows:

     (6) A. Nominations for the election of directors to be taken up at any annual meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nomination where such stockholder does not seek to have such nomination included in the proxy materials prepared by the Corporation, such stockholder shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than ninety (90) days before the first anniversary of the prior year's annual meeting, provided, however, that if the meeting is advanced by more than thirty (30) days from the anniversary of the prior year's meeting, then said stockholder shall give notice in the aforesaid manner by the later of sixty (60) days prior to the date of the annual meeting or ten (10) days after the date on which notice of the meeting is first given to stockholders. Where directors are to be elected at a special meeting of stockholders, stockholder nominations must be received not later than ten (10) days after notice of the meeting is first given to stockholders.

     Each such notice given by a stockholder with respect to nominations for election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of stock of the Corporation that are beneficially owned by each such nominee; (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and a description of any arrangements, understandings or agreements between the stockholder and any proposed nominee or other person with respect to the nomination or election of any nominee; and (v) as to the stockholder giving such notice (a) his name and address as they appear on the Corporation's books; and (b) the class and number of shares of the Corporation that are beneficially owned by the stockholder. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

     B. Proposals for any new business to be taken up at any annual meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such proposal where such stockholder does not seek to have such proposal included in the proxy materials prepared by the Corporation, such stockholder shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than ninety
(90) days before the first anniversary of the prior year's annual meeting, provided, however, that if the meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the prior year's meeting, then said stockholder shall give notice in the aforesaid manner by the later of sixty (60) days prior to the date of the annual meeting or ten (10) days after the date on which notice of the meeting is first given to
stockholders.   No business shall be taken up at any special meeting of
stockholders other than that set forth in the notice of meeting.

     Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
(ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the Corporation that are beneficially owned by such stockholder; (iv) a description of any arrangements, understandings, or agreements between the stockholder and any other person with respect to the proposal; and (v) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business proposed by a stockholder shall be conducted at the meeting except in accordance with the procedures set forth in this paragraph (6) of Article EIGHTH.

     C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

     D. For purposes of this Section (6), notice is deemed to be first given to stockholders as of the earlier of the date definitive proxy materials with respect to the meeting are filed with the Securities and Exchange Commission, and the date on which the date of the meeting is first made public by press release or letter to stockholders.

     AMENDMENT NUMBER 4. AMENDMENT TO STATE IN THE ARTICLES OF INCORPORATION THE TWO-THIRDS VOTE REQUIRED BY CURRENT MARYLAND LAW FOR APPROVAL OF BUSINESS COMBINATIONS.

     Add a new Section 7 to Article EIGHTH, reading in its entirety as follows:

     (7) Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the Corporation, and notwithstanding any provision of law specifying a lesser percentage, where any transaction or agreement relating to a merger, consolidation, combination or reorganization of the Corporation, share exchange, sale of all or substantially all of the assets of the Corporation, or other business combination or similar transaction is submitted to the vote of stockholders for approval, the affirmative vote of the holders of not less than two-thirds of the outstanding shares of each class or series of capital stock of the Corporation entitled to vote on such transaction or agreement shall be required to authorize and approve any such agreement or transaction. Nothing contained in this Section (7) shall require the submission of any such transaction to the vote, or for the approval of stockholders where such vote or approval would not otherwise be required by these Articles of Incorporation or applicable law.

     AMENDMENT NUMBER 5. AMENDMENT TO REQUIRE A SUPERMAJORITY VOTE TO REMOVE A DIRECTOR.

     Amend Article SEVENTH by adding at the end a new paragraph reading as follows:

     Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the Corporation, and notwithstanding any provision of law specifying a lesser percentage, any director of the Corporation or the entire board of directors may be removed at any time, but only as follows: (i) without cause, upon the affirmative vote of not less than 80% of the aggregate number of votes entitled to be cast in the election of directors voting as a single class; or (ii) with cause, upon the affirmative vote of not less than a majority of the aggregate number of votes entitled to be cast in the election of directors, voting as a single class. Notwithstanding the foregoing, and except as provided by law, where the holders of any class or series of preferred stock, voting separately as a class, have the right to elect one or more directors, the provision of this paragraph shall apply with respect to such director or directors elected by such class to the vote of the holders of the outstanding shares of such class or series of preferred stock and not to the vote of the outstanding shares of all the capital stock of the Corporation entitled to vote in the election of directors. For purposes hereof "cause" shall mean conviction of a crime involving a felony, fraud, embezzlement, perjury or the like; any breach of fiduciary duty involving personal profit or misappropriation of funds or property of, or entrusted to, the Corporation or any direct or indirect subsidiary; or the receipt of any written order, agreement, memorandum or other requirement from any regulatory agency having jurisdiction over the Corporation or any direct or indirect subsidiary requiring the termination or resignation of such director.

     AMENDMENT NUMBER 6. AMENDMENT TO REQUIRE A SUPERMAJORITY VOTE TO AMEND CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION.

     Delete current Section 5 of Article EIGHTH in its entirety and amend to read in its entirety as follows:

     (5) The Corporation reserves the right from time to time to make any amendments to its charter which may now or hereafter be authorized by law, including any amendments changing the terms of contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise; but no amendment shall be valid unless such amendment shall have been authorized by not less than two-thirds of the aggregate number of the votes entitled to be cast thereon, by a vote at a meeting or in writing with or without a meeting; provided, however, that any amendment to Article SIXTH which has the effect of increasing the number of shares of authorized capital stock shall be valid if it shall have been authorized by not less than a majority of the aggregate votes entitled to be cast thereon, and that any amendment to, repeal of, or adoption of any provision inconsistent with Article SEVENTH or this Section (5) of Article EIGHTH shall be valid if it shall have been authorized by not less than 80% of the aggregate votes entitled to be cast thereon, by vote at a meeting or in writing with or without a meeting.

     AMENDMENT NUMBER 7. AMENDMENT TO REQUIRE THE BOARD OF DIRECTORS TO CONSIDER NONECONOMIC FACTORS IN CONNECTION WITH BUSINESS COMBINATION TRANSACTIONS.

     Add a new Section 8 to Article EIGHTH, reading in its entirety as follows:

     (8) In the event the board of directors shall evaluate a business combination, the directors shall consider, among other things, the following factors: the effect of the business combination on the Corporation and its subsidiaries, and their respective stockholders, employees, customers and the communities which they serve; the timing of the proposed business combination; the risk that the proposed business combination will not be consummated; the reputation, management capability and performance history of the person proposing the business combination; the current market price of the Corporation's capital stock; the relation of the price offered to the current value of the Corporation in a freely negotiated transaction and in relation to the directors' estimate of the future value of the Corporation and its subsidiaries as an independent entity or entities; tax consequences of the business combination to the Corporation and its stockholders; and such other factors deemed by the directors to be relevant. In such considerations, the board of directors may consider all or certain of such factors as a whole and may or may not assign relative weights to any of them. The foregoing is not intended as a definitive list of factors to be considered by the board of directors in the discharge of their fiduciary responsibility to the Corporation and its stockholders, but rather to guide such consideration and to provide specific authority for the consideration by the board of directors of factors which are not purely economic in nature in light of the circumstances of the Corporation and its subsidiaries at the time of such proposed business combination.

                                REVOCABLE PROXY
                               FWB BANCORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby makes, constitutes and appoints Joan H. Schonholtz and Steven K. Colliatie and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of FWB Bancorporation (the "Company ") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held on April 17, 1997 and at any adjournment or postponement thereof.

ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below (except as noted to the contrary below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

     Nominees: Abbey J. Butler, Steven K. Colliatie, Melvyn K. Estrin, Nella C.
               Manes, Avis Y.Pointer, Joan H. Schonholtz

     (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
--------------------------------------------------------------------------------

AMENDMENTS TO THE ARTICLES OF INCORPORATION

1.   To change the name of the Company to "GrandBanc, Inc."
     [ ] FOR  [ ] AGAINST   [ ] ABSTAIN

2. To increase the total number of shares of capital stock that the Company is authorized to issue; to increase the total number of shares of Common Stock that the Company is authorized to issue to twenty million (20,000,000); to authorize the issuance of up to two million five hundred thousand (2,500,000) shares of preferred stock, the terms of which may be determined by the Board of Directors at the time of issuance; and to eliminate the existing class of preferred stock. [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. To require advance written notice of a stockholder's intent to make any nomination for director or to seek action on any business matter at a meeting of stockholders. [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. To state in the Articles of Incorporation the two-thirds vote required under current Maryland law for approval of business combination transactions. [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. To state in the Articles of Incorporation the vote required for the removal of directors by a vote of stockholders. [ ] FOR [ ] AGAINST [ ] ABSTAIN

6. To require a supermajority vote to amend certain provisions of the Articles of Incorporation.
     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

7. To require the consideration of noneconomic factors in respect of any proposed business combination.
     [ ]  FOR  [ ] AGAINST  [ ] ABSTAIN

RATIFICATION OF APPOINTMENT OF AUDITORS

     Ratification of the appointment of Stegman & Company, L.L.C. as the Company's auditors for the year ending December 31, 1997.
     [ ] FOR  [ ] AGAINST [ ] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.



                                    -----------------------------------
                                    Signature of Shareholder


                                    -----------------------------------
                                    Signature of Shareholder

                                    Dated:                 , 1997
                                          -----------------
    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.


                                  Page 2 of 2